Borrowings (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Borrowings
Amounts due within one year	$ 268,090	$ 531,209
Less: unamortized deferred loan/bond issuance costs	(12,668)	(10,659)
Borrowings, current portion	255,422	520,550
Amounts due after one year	2,930,221	2,344,389
Less: unamortized premium	1,457
Less: unamortized deferred loan/bond issuance costs	(39,705)	(36,480)
Borrowings, non-current portion	2,891,973	2,307,909
Total	$ 3,147,395	$ 2,828,459